Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at June 30, 2015
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - June 30, 2015
Table of Contents

Page

Regulation G
Life Value in Force
Consolidated Financial Statements
Consolidated Statements of Operations	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive (loss) Income	6
Segment Information
For the three months ended June 30, 2015 and 2014	7-8
For the six months ended June 30, 2015 and 2014	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life and Health segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type for the Non-life sub-segment	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)
Single Occurrence Estimated Net PML Exposure	46
Impact of new methodology on Estimated Gross PML Exposure (April 1, 2014 only)	47
Reconciliation of GAAP and non-GAAP measures	48-51
Diluted Book Value per Common Share - Treasury Stock Method	52
Diluted Book Value and Diluted Tangible Book Value per Common Share - Rollforward	53-55

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.
Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the number of common shares and common share equivalents outstanding.
Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.
All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Revenues
Gross premiums written	$1,432,012	$1,748,933	$1,236,676	$1,361,280	$1,462,307
Net premiums written	$1,322,304	$1,653,215	$1,220,035	$1,342,690	$1,418,665
Decrease (increase) in unearned premiums	5,522	(418,493)	225,695	213,924	(65,596)
Net premiums earned	1,327,826	1,234,722	1,445,730	1,556,614	1,353,069
Net investment income	120,192	104,631	114,686	118,176	129,967
Net realized and unrealized investment (losses) gains	(255,734)	115,645	98,329	(34,420)	165,717
Other income	236	4,292	4,297	2,223	9,265
Total revenues	1,192,520	1,459,290	1,663,042	1,642,593	1,658,018
Expenses
Losses and loss expenses and life policy benefits	864,917	721,281	869,923	959,543	883,846
Acquisition costs	283,463	275,791	324,884	321,756	302,573
Other expenses (1) (2) (3)	129,766	124,750	122,539	108,615	107,072
Interest expense	12,248	12,245	12,244	12,241	12,240
Amortization of intangible assets	6,767	6,768	6,479	7,003	7,003
Net foreign exchange losses (gains)	6,391	(13,147)	(7,301)	(8,206)	(2,023)
Total expenses	1,303,552	1,127,688	1,328,768	1,400,952	1,310,711
(Loss) income before taxes and interest in earnings (losses) of equity method investments	(111,032)	331,602	334,274	241,641	347,307
Income tax (benefit) expense	(13,844)	79,665	53,143	45,617	78,440
Interest in earnings (losses) of equity method investments	8,633	(3,838)	(1,013)	5,294	4,925
Net (loss) income	(88,555)	248,099	280,118	201,318	273,792
Net income attributable to noncontrolling interests	(354)	(2,182)	(3,225)	(4,920)	(1,951)
Net (loss) income attributable to PartnerRe	(88,909)	245,917	276,893	196,398	271,841
Preferred dividends	14,184	14,184	14,184	14,184	14,184
Net (loss) income attributable to PartnerRe common shareholders	$(103,093)	$231,733	$262,709	$182,214	$257,657
Operating earnings attributable to PartnerRe common shareholders	$112,494	$150,536	$218,340	$226,660	$133,508
Comprehensive (loss) income attributable to PartnerRe	$(81,913)	$242,760	$251,528	$198,578	$288,630
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$2.35	$3.17	$4.48	$4.58	$2.66
Net realized and unrealized investment (losses) gains, net of tax	(4.55)	2.11	1.69	(0.72)	2.46
Net foreign exchange losses, net of tax	(0.10)	(0.33)	(0.61)	(0.24)	(0.06)
Interest in earnings (losses) of equity method investments, net of tax	0.14	(0.07)	(0.04)	0.06	0.07
Withholding tax on inter-company dividends, net of tax (2)	—	—	(0.13)	—	—
Basic net (loss) income	$(2.16)	$4.88	$5.39	$3.68	$5.13
Weighted average number of common shares outstanding	47,773,371	47,525,344	48,707,096	49,514,980	50,241,216
Diluted operating earnings (1) (3)	$2.35	$3.09	$4.37	$4.47	$2.60
Net realized and unrealized investment (losses) gains, net of tax	(4.55)	2.06	1.64	(0.70)	2.41
Net foreign exchange losses, net of tax	(0.10)	(0.32)	(0.60)	(0.23)	(0.06)
Interest in earnings (losses) of equity method investments, net of tax	0.14	(0.07)	(0.03)	0.06	0.07
Withholding tax on inter-company dividends, net of tax (2)	—	—	(0.12)	—	—
Diluted net (loss) income	$(2.16)	$4.76	$5.26	$3.60	$5.02
Weighted average number of common shares and common share equivalents outstanding	47,773,371	48,710,228	49,958,224	50,681,325	51,328,761
Dividends declared per common share	$0.70	$0.70	$0.67	$0.67	$0.67
(1) Includes costs related to the Company's proposed amalgamation with Axis and the restructuring of the Company’s business support operations and Global Non-life operations. See page 23 for the expense and per share data.

(2) Withholding taxes on certain inter-company dividends are included in other expenses.
(3) Other expenses for the three months ended June 30, 2015 include $25 million, pretax, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 per diluted share.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Revenues
Gross premiums written	$3,180,946	$3,334,047	$5,932,003	$5,569,706
Net premiums written	$2,975,519	$3,157,159	$5,719,884	$5,396,526
Increase in unearned premiums	(412,972)	(550,308)	(110,689)	(198,316)
Net premiums earned	2,562,547	2,606,851	5,609,195	5,198,210
Net investment income	224,823	246,834	479,696	484,367
Net realized and unrealized investment (losses) gains	(140,089)	307,888	371,796	(160,735)
Other income	4,528	9,669	16,190	16,565
Total revenues	2,651,809	3,171,242	6,476,877	5,538,407
Expenses
Losses and loss expenses and life policy benefits	1,586,198	1,633,303	3,462,770	3,157,808
Acquisition costs	559,254	567,181	1,213,822	1,077,628
Other expenses (1) (2) (3)	254,516	218,534	449,688	500,466
Interest expense	24,493	24,477	48,963	48,929
Amortization of intangible assets	13,535	14,005	27,486	27,180
Net foreign exchange (gains) losses	(6,756)	(2,693)	(18,201)	18,203
Total expenses	2,431,240	2,454,807	5,184,528	4,830,214
Income before taxes and interest in earnings of equity method investments	220,569	716,435	1,292,349	708,193
Income tax expense	65,821	140,746	239,506	48,416
Interest in earnings of equity method investments	4,795	10,989	15,270	13,665
Net income	159,543	586,678	1,068,113	673,442
Net income attributable to noncontrolling interests	(2,536)	(4,995)	(13,139)	(9,434)
Net income attributable to PartnerRe	157,007	581,683	1,054,974	664,008
Preferred dividends	28,367	28,367	56,735	57,861
Loss on redemption of preferred shares	—	—	—	9,135
Net income attributable to PartnerRe common shareholders	$128,640	$553,316	$998,239	$597,012
Operating earnings attributable to PartnerRe common shareholders	$263,030	$310,418	$755,418	$721,733
Comprehensive income attributable to PartnerRe	$160,846	$583,023	$1,033,129	$641,173
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$5.52	$6.09	$15.10	$13.03
Net realized and unrealized investment (losses) gains, net of tax	(2.45)	4.70	5.73	(2.30)
Net foreign exchange (losses) gains, net of tax	(0.44)	(0.08)	(0.92)	0.05
Loss on redemption of preferred shares	—	—	—	(0.16)
Interest in earnings of equity method investments, net of tax	0.07	0.15	0.17	0.16
Withholding tax on inter-company dividends, net of tax (2)	—	—	(0.12)	—
Basic net income	2.70	10.86	19.96	10.78
Weighted average number of common shares outstanding	$47,650.042	50,942,980	50,019,480	$55,378,980
Diluted operating earnings (1) (3)	5.39	5.97	14.76	12.79
Net realized and unrealized investment (losses) gains, net of tax	(2.39)	4.61	5.60	(2.25)
Net foreign exchange (losses) gains, net of tax	(0.43)	(0.08)	(0.90)	0.04
Loss on redemption of preferred shares	—	—	—	(0.16)
Interest in earnings of equity method investments, net of tax	0.07	0.14	0.17	0.16
Withholding tax on inter-company dividends, net of tax (2)	—	—	(0.12)	—
Diluted net income	$2.64	$10.64	$19.51	$10.58
Weighted average number of common shares and common share equivalents outstanding	48,785,437	52,024,451	51,174,225	56,448,105
Dividends declared per common share	$1.40	$1.34	$2.68	$2.56
(1) Includes costs related to the Company's proposed amalgamation with Axis and the restructuring of the Company’s business support operations and Global Non-life operations. See page 24 for the expense and per share data.

(2) Withholding taxes on certain inter-company dividends are included in other expenses.
(3) Other expenses for the six months ended June 30, 2015 include $25 million, pretax, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.52 per diluted share.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,		December 31,
	2015		2015		2014		2014		2014		2013
Assets
Total investments	$14,715,834		$15,038,946		$15,299,764		$15,288,212		$15,584,828		$15,148,883
Funds held - directly managed	594,870		592,609		608,853		650,374		669,713		785,768
Cash and cash equivalents	1,492,997		1,413,799		1,313,468		1,519,287		1,208,220		1,496,485
Accrued investment income	139,772		150,255		158,737		171,050		170,508		185,717
Reinsurance balances receivable	3,055,308		2,899,821		2,454,850		2,974,668		3,015,727		2,465,713
Reinsurance recoverable on paid and unpaid losses	342,074		290,018		246,158		317,071		358,804		308,892
Funds held by reinsured companies	688,358		659,058		765,905		808,686		863,491		843,081
Deferred acquisition costs	733,184		706,779		661,186		707,481		755,769		644,952
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	146,069		152,836		159,604		166,083		173,085		187,090
Other assets	166,977		128,094		145,452		148,051		189,948		515,334
Total assets	$22,531,823		$22,488,595		$22,270,357		$23,207,343		$23,446,473		$23,038,295
Liabilities
Unpaid losses and loss expenses	$9,549,398		$9,401,397		$9,745,806		$10,264,001		$10,399,775		$10,646,318
Policy benefits for life and annuity contracts	2,087,369		1,996,519		2,050,107		2,113,463		2,127,412		1,974,133
Unearned premiums	2,207,674		2,159,446		1,750,607		2,048,550		2,357,544		1,723,767
Other reinsurance balances payable	234,175		188,941		182,395		237,175		254,750		202,549
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	550,075		666,475		616,042		656,909		528,600		904,380
Total liabilities	15,449,680		15,233,767		15,165,946		16,141,087		16,489,070		16,272,136
Total shareholders’ equity attributable to PartnerRe	7,079,926		7,197,145		7,048,910		7,013,980		6,910,047		6,709,532
Noncontrolling interests	2,217		57,683		55,501		52,276		47,356		56,627
Total shareholders’ equity	7,082,143		7,254,828		7,104,411		7,066,256		6,957,403		6,766,159
Total liabilities and shareholders’ equity	$22,531,823		$22,488,595		$22,270,357		$23,207,343		$23,446,473		$23,038,295
Diluted Book Value Per Common Share	$127.24		$129.86		$126.21		$121.95		$118.96		$109.26
Diluted Tangible Book Value Per Common Share	$115.90		$118.40		$114.76		$110.75		$107.80		$98.49
Number of Common Shares and Common Share Equivalents Outstanding	48,932,758		48,849,532		49,087,412		50,513,695		50,910,028		53,596,034
Capital Structure:
Senior notes (1)	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11
Common shareholders’ equity attributable to PartnerRe	6,226,176	79	6,343,395	79	6,195,160	79	6,160,230	79	6,056,297	78	5,855,782	78
Total Capital	$7,893,310	100%	$8,010,529	100%	$7,862,294	100%	$7,827,364	100%	$7,723,431	100%	$7,522,916	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Net cash provided by operating activities:
Underwriting operations	$30	$44	$158	$240	$66
Investment income	154	137	147	140	176
Taxes and foreign exchange	(66)	(42)	(36)	(18)	(100)
Net cash provided by operating activities	$118	$139	$269	$362	$142

Net cash provided by operating activities	$118	$139	$269	$362	$142
Net cash provided by (used in) investing activities	56	115	(247)	84	(15)
Net cash used in financing activities	(100)	(123)	(215)	(99)	(189)
Effect of foreign exchange rate changes on cash	5	(30)	(13)	(36)	1
Increase (decrease) in cash and cash equivalents	79	101	(206)	311	(61)
Cash and cash equivalents - beginning of period	1,414	1,313	1,519	1,208	1,269
Cash and cash equivalents - end of period	$1,493	$1,414	$1,313	$1,519	$1,208

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Net cash provided by operating activities:
Underwriting operations	$73	$99	$497	$337
Investment income	292	319	606	637
Taxes and foreign exchange	(108)	(197)	(250)	(147)
Net cash provided by operating activities	$257	$221	$853	$827

Net cash provided by operating activities	$257	$221	$853	$827
Net cash provided by (used in) investing activities	171	(86)	(250)	418
Net cash used in financing activities	(223)	(421)	(736)	(866)
Effect of foreign exchange rate changes on cash	(25)	(2)	(50)	(5)
Increase (decrease) increase in cash and cash equivalents	180	(288)	(183)	374
Cash and cash equivalents - beginning of period	1,313	1,496	1,496	1,122
Cash and cash equivalents - end of period	$1,493	$1,208	$1,313	$1,496

PartnerRe Ltd.
Consolidated Statements of Comprehensive (Loss) Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Net (loss) income attributable to PartnerRe	$(88,909)	$245,917	$276,893	$196,398	$271,841
Change in currency translation adjustment	8,101	(2,504)	(12,101)	1,412	17,020
Change in net unrealized gains or losses on investments, net of tax	(214)	(217)	(218)	(221)	(222)
Change in unfunded pension obligation, net of tax	(891)	(436)	(13,046)	989	(9)
Comprehensive (loss) income attributable to PartnerRe	$(81,913)	$242,760	$251,528	$198,578	$288,630

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Net income attributable to PartnerRe	$157,007	$581,683	$1,054,974	$664,008
Change in currency translation adjustment	5,597	1,797	(8,892)	(31,778)
Change in net unrealized gains or losses on investments, net of tax	(431)	(447)	(886)	(918)
Change in unfunded pension obligation, net of tax	(1,327)	(10)	(12,067)	9,861
Comprehensive income attributable to PartnerRe	$160,846	$583,023	$1,033,129	$641,173

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$427	$143	$406	$122	$1,098	$334	$—	$1,432
Net premiums written	$401	$137	$400	$71	$1,009	313	$—	$1,322
Decrease (increase) in unearned premiums	34	22	(26)	(27)	3	3	—	6
Net premiums earned	$435	$159	$374	$44	$1,012	$316	$—	$1,328
Losses and loss expenses and life policy benefits	(296)	(121)	(198)	10	(605)	(260)	—	(865)
Acquisition costs	(111)	(36)	(102)	(4)	(253)	(30)	—	(283)
Technical result	$28	$2	$74	$50	$154	$26	$—	$180
Other income					—	—	—	—
Other expenses					(55)	(16)	(59)	(130)
Underwriting result					$99	$10	n/a	$50
Net investment income						16	104	120
Allocated underwriting result (1)						$26	n/a	n/a
Net realized and unrealized investment losses							(256)	(256)
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange losses							(6)	(6)
Income tax benefit							14	14
Interest in earnings of equity method investments							8	8
Net loss							n/a	$(89)
Loss ratio (2)	68.1%	75.9%	53.0%	(21.5)%	59.8%
Acquisition ratio (3)	25.4	23.2	27.2	8.2	25.0
Technical ratio (4)	93.5%	99.1%	80.2%	(13.3)%	84.8%
Other expense ratio (5)					5.5
Combined ratio (6)					90.3%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other expense ratio is obtained by dividing other expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$400	$155	$438	$143	$1,136	$326	$—	$1,462
Net premiums written	$392	$148	$432	$136	$1,108	$311	$—	$1,419
(Increase) decrease in unearned premiums	(2)	39	(26)	(77)	(66)	—	—	(66)
Net premiums earned	$390	$187	$406	$59	$1,042	$311	$—	$1,353
Losses and loss expenses and life policy benefits	(240)	(103)	(270)	(19)	(632)	(252)	—	(884)
Acquisition costs	(102)	(52)	(98)	(8)	(260)	(43)	—	(303)
Technical result	$48	$32	$38	$32	$150	$16	$—	$166
Other income					1	3	5	9
Other expenses					(61)	(16)	(30)	(107)
Underwriting result					$90	$3	n/a	$68
Net investment income						15	115	130
Allocated underwriting result (1)						$18	n/a	n/a
Net realized and unrealized investment gains							166	166
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							2	2
Income tax expense							(78)	(78)
Interest in earnings of equity method investments							5	5
Net income							n/a	$274
Loss ratio (2)	61.5%	54.6%	66.5%	33.4%	60.6%
Acquisition ratio (3)	26.1	27.9	24.2	13.0	25.0
Technical ratio (4)	87.6%	82.5%	90.7%	46.4%	85.6%
Other expense ratio (5)					5.9
Combined ratio (6)					91.5%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the six months ended June 30, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$900	$477	$833	$312	$2,522	$659	$—	$3,181
Net premiums written	$872	$468	$762	$247	$2,349	$626	$—	$2,975
Increase in unearned premiums	(98)	(135)	(23)	(145)	(401)	(12)	—	(413)
Net premiums earned	$774	$333	$739	$102	$1,948	$614	$—	$2,562
Losses and loss expenses and life policy benefits	(468)	(240)	(369)	(10)	(1,087)	(499)	—	(1,586)
Acquisition costs	(204)	(89)	(194)	(8)	(495)	(64)	—	(559)
Technical result	$102	$4	$176	$84	$366	$51	$—	$417
Other income					—	1	3	4
Other expenses					(107)	(31)	(116)	(254)
Underwriting result					$259	$21	n/a	$167
Net investment income						30	195	225
Allocated underwriting result (1)						$51	n/a	n/a
Net realized and unrealized investment losses							(140)	(140)
Interest expense							(25)	(25)
Amortization of intangible assets							(14)	(14)
Net foreign exchange gains							7	7
Income tax expense							(65)	(65)
Interest in earnings of equity method investments							5	5
Net income							n/a	$160
Loss ratio (2)	60.4%	72.0%	49.9%	9.9%	55.8%
Acquisition ratio (3)	26.4	26.8	26.3	7.6	25.4
Technical ratio (4)	86.8%	98.8%	76.2%	17.5%	81.2%
Other expense ratio (5)					5.5
Combined ratio (6)					86.7%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the six months ended June 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$930	$519	$917	$353	$2,719	$615	$—	$3,334
Net premiums written	$919	$508	$822	$315	$2,564	$593	$—	$3,157
Increase in unearned premiums	(151)	(141)	(61)	(177)	(530)	(20)	—	(550)
Net premiums earned	$768	$367	$761	$138	$2,034	$573	$—	$2,607
Losses and loss expenses and life policy benefits	(499)	(196)	(471)	1	(1,165)	(468)	—	(1,633)
Acquisition costs	(194)	(107)	(178)	(15)	(494)	(73)	—	(567)
Technical result	$75	$64	$112	$124	$375	$32	$—	$407
Other income					2	4	4	10
Other expenses					(126)	(34)	(59)	(219)
Underwriting result					$251	$2	n/a	$198
Net investment income						30	217	247
Allocated underwriting result (1)						$32	n/a	n/a
Net realized and unrealized investment gains							308	308
Interest expense							(25)	(25)
Amortization of intangible assets							(14)	(14)
Net foreign exchange gains							3	3
Income tax expense							(141)	(141)
Interest in earnings of equity method investments							11	11
Net income							n/a	$587
Loss ratio (2)	65.0%	53.5%	61.9%	(0.9)%	57.3%
Acquisition ratio (3)	25.2	29.0	23.4	11.4	24.3
Technical ratio (4)	90.2%	82.5%	85.3%	10.5%	81.6%
Other expense ratio (5)					6.2
Combined ratio (6)					87.8%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (A)	2015	2014	2014	2014
Gross premiums written	$1,098	$1,425	$923	$1,025	$1,136
Net premiums written	$1,009	$1,340	$917	$1,019	$1,108
Net premiums earned	$1,012	$936	$1,127	$1,227	$1,042
Losses and loss expenses	(605)	(481)	(609)	(688)	(632)
Acquisition costs	(253)	(242)	(288)	(284)	(260)
Technical result	$154	$213	$230	$255	$150
Other income (loss)	—	—	2	(1)	1
Other expenses	(55)	(52)	(65)	(62)	(61)
Underwriting result	$99	$161	$167	$192	$90
Loss ratio (2)	59.8%	51.4%	54.1%	56.1%	60.6%
Acquisition ratio (3)	25.0	25.9	25.5	23.1	25.0
Technical ratio (4)	84.8%	77.3%	79.6%	79.2%	85.6%
Other expense ratio (5)	5.5	5.5	5.7	5.0	5.9
Combined ratio (6)	90.3%	82.8%	85.3%	84.2%	91.5%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(60.9) million and $(68.3) million, respectively, compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$2,522	$2,719	$4,667	$4,590
Net premiums written	$2,349	$2,564	$4,500	$4,427
Net premiums earned	$1,948	$2,034	$4,387	$4,235
Losses and loss expenses	(1,087)	(1,165)	(2,463)	(2,400)
Acquisition costs	(495)	(494)	(1,065)	(953)
Technical result	$366	$375	$859	$882
Other income	—	2	3	3
Other expenses	(107)	(126)	(252)	(259)
Underwriting result	$259	$251	$610	$626
Loss ratio (2)	55.8%	57.3%	56.1%	56.7%
Acquisition ratio (3)	25.4	24.3	24.3	22.5
Technical ratio (4)	81.2%	81.6%	80.4%	79.2%
Other expense ratio (5)	5.5	6.2	5.8	6.1
Combined ratio (6)	86.7%	87.8%	86.2%	85.3%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(136.4) million and $(111.0) million, respectively, compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (A)	2015	2014	2014	2014
Gross premiums written	$427	$473	$340	$372	$400
Net premiums written	$401	$471	$338	$372	$392
Net premiums earned	$435	$339	$405	$424	$390
Losses and loss expenses	(296)	(172)	(253)	(247)	(240)
Acquisition costs	(111)	(93)	(102)	(106)	(102)
Technical result	$28	$74	$50	$71	$48
Loss ratio (2)	68.1%	50.7%	62.5%	58.2%	61.5%
Acquisition ratio (3)	25.4	27.5	25.1	24.9	26.1
Technical ratio (4)	93.5%	78.2%	87.6%	83.1%	87.6%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	31%	30%	26%	22%	31%
Casualty	38	35	39	40	38
Credit/Surety	6	7	7	7	6
Motor	4	4	5	7	3
Multiline	8	10	8	6	8
Other	2	1	—	3	3
Property	11	13	15	15	11
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(2.8) million and $(2.3) million, respectively, compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$900	$930	$1,642	$1,601
Net premiums written	$872	$919	$1,630	$1,587
Net premiums earned	$774	$768	$1,597	$1,533
Losses and loss expenses	(468)	(499)	(1,000)	(975)
Acquisition costs	(204)	(194)	(401)	(351)
Technical result	$102	$75	$196	$207
Loss ratio (2)	60.4%	65.0%	62.6%	63.6%
Acquisition ratio (3)	26.4	25.2	25.1	22.9
Technical ratio (4)	86.8%	90.2%	87.7%	86.5%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	31%	31%	28%	30%
Casualty	36	35	37	37
Credit/Surety	6	7	7	3
Motor	4	4	4	4
Multiline	9	8	8	6
Other	2	2	2	5
Property	12	13	14	15
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(5.8) million and $(4.1) million, respectively, compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (A)	2015	2014	2014	2014
Gross premiums written	$143	$334	122	162	$155
Net premiums written	$137	$331	122	164	$148
Net premiums earned	$159	$174	200	202	$187
Losses and loss expenses	(121)	(119)	(119)	(123)	(103)
Acquisition costs	(36)	(52)	(60)	(56)	(52)
Technical result	$2	$3	21	23	$32
Loss ratio (2)	75.9%	68.4%	59.4%	61.1%	54.6%
Acquisition ratio (3)	23.2	30.1	29.9	27.6	27.9
Technical ratio (4)	99.1%	98.5%	89.3%	88.7%	82.5%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	10%	7%	7%	8%
Motor	34	36	48	43	37
Property	56	54	45	50	55
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(19.9) million and $(25.3) million, respectively, compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$477	$519	$803	$818
Net premiums written	$468	$508	$794	$811
Net premiums earned	$333	$367	$768	$743
Losses and loss expenses	(240)	(196)	(438)	(373)
Acquisition costs	(89)	(107)	(222)	(196)
Technical result	$4	$64	$108	$174
Loss ratio (2)	72.0%	53.5%	57.0%	50.2%
Acquisition ratio (3)	26.8	29.0	28.9	26.4
Technical ratio (4)	98.8%	82.5%	85.9%	76.6%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	9%	8%	9%
Motor	36	37	40	37
Property	54	54	52	54
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(53.1) million and $(40.7) million, respectively, compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (A)	2015	2014	2014	2014
Gross premiums written	$406	$427	$448	$432	$438
Net premiums written	$400	$362	$446	$428	$432
Net premiums earned	$374	$365	$430	$448	$406
Losses and loss expenses	(198)	(170)	(213)	(279)	(270)
Acquisition costs	(102)	(93)	(117)	(105)	(98)
Technical result	$74	$102	$100	$64	$38
Loss ratio (2)	53.0%	46.7%	49.5%	62.3%	66.5%
Acquisition ratio (3)	27.2	25.4	27.4	23.5	24.2
Technical ratio (4)	80.2%	72.1%	76.9%	85.8%	90.7%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	13%	15%	12%	11%	14%
Aviation/Space	13	11	15	13	13
Credit/Surety	13	14	14	16	15
Energy	3	4	5	5	5
Engineering	10	11	10	10	9
Marine	14	11	18	18	15
Multiline	11	12	8	8	6
Other	1	2	—	1	1
Specialty casualty	9	11	9	7	10
Specialty property	13	9	9	11	12
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(32.8) million and $(35.4) million, respectively, compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$833	$917	$1,797	$1,676
Net premiums written	$762	$822	$1,696	$1,579
Net premiums earned	$739	$761	$1,638	$1,506
Losses and loss expenses	(369)	(471)	(963)	(920)
Acquisition costs	(194)	(178)	(400)	(362)
Technical result	$176	$112	$275	$224
Loss ratio (2)	49.9%	61.9%	58.8%	61.1%
Acquisition ratio (3)	26.3	23.4	24.4	24.0
Technical ratio (4)	76.2%	85.3%	83.2%	85.1%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	14%	13%	13%	9%
Aviation/Space	12	11	13	13
Credit/Surety	14	17	16	19
Energy	4	4	4	5
Engineering	10	9	10	14
Marine	13	16	17	19
Multiline	11	8	8	3
Other	1	1	—	—
Specialty casualty	10	12	10	9
Specialty property	11	9	9	9
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(60.3) million and $(53.9) million, respectively, compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (A)	2015	2014	2014	2014
Gross premiums written	$122	$191	13	59	$143
Net premiums written	$71	$176	11	55	$136
Net premiums earned	$44	$58	92	153	$59
Losses and loss expenses	10	(20)	(24)	(39)	(19)
Acquisition costs	(4)	(4)	(9)	(17)	(8)
Technical result	$50	$34	59	97	$32
Loss ratio (2)	(21.5)%	33.7%	26.5%	25.2%	33.4%
Acquisition ratio (3)	8.2	7.0	9.1	11.7	13.0
Technical ratio (4)	(13.3)%	40.7%	35.6%	36.9%	46.4%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(5.5) million and $(5.2) million, respectively, compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$312	$353	$425	$495
Net premiums written	$247	$315	$380	$450
Net premiums earned	$102	$138	$384	$453
Losses and loss expenses	(10)	1	(62)	(132)
Acquisition costs	(8)	(15)	(42)	(44)
Technical result	$84	$124	$280	$277
Loss ratio (2)	9.9%	(0.9)%	16.1%	29.0%
Acquisition ratio (3)	7.6	11.4	11.0	9.7
Technical ratio (4)	17.5%	10.5%	27.1%	38.7%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(17.3) million and $(12.3) million, respectively, compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (A)	2015	2014	2014	2014
Gross premiums written	$334	$324	$314	$336	$326
Net premiums written	$313	$313	$302	$325	$311
Net premiums earned	$316	$299	$318	$331	$311
Life policy benefits	(260)	(240)	(261)	(272)	(252)
Acquisition costs	(30)	(34)	(37)	(38)	(43)
Technical result	$26	$25	$20	$21	$16
Other income	—	1	2	2	3
Other expenses	(16)	(15)	(17)	(17)	(16)
Underwriting result	$10	$11	$5	$6	$3
Net investment income	16	14	16	14	15
Allocated underwriting result (1)	$26	$25	$21	$20	$18
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	26%	27%	25%	24%	27%
Longevity	30	22	25	26	22
Mortality	44	51	50	50	51
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(29.4) million and $(29.9) million, respectively, compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$659	$615	$1,265	$972
Net premiums written	$626	$593	$1,220	$964
Net premiums earned	$614	$573	$1,222	$957
Life policy benefits	(499)	(468)	(1,000)	(760)
Acquisition costs	(64)	(73)	(149)	(125)
Technical result	$51	$32	$73	$72
Other income	1	4	8	11
Other expenses	(31)	(34)	(68)	(71)
Underwriting result	$21	$2	$13	$12
Net investment income	30	30	60	61
Allocated underwriting result (1)	$51	$32	$73	$73
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	26%	22%	23%	15%
Longevity	26	23	25	26
Mortality	48	55	52	59
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(50.5) million and $(48.9) million, respectively, compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Technical result	$—	$—	$1	$(1)	$—
Other (loss) income	—	3	—	1	5
Corporate expenses - amalgamation related costs (1)	(9)	(31)	—	—	—
Corporate expenses - costs of restructuring (2)	—	—	(6)	(3)	(2)
Corporate expenses	(50)	(27)	(35)	(26)	(27)
Other expenses	—	—	—	—	(1)
Net investment income	104	91	99	104	115
Net realized and unrealized investment (losses) gains	(256)	116	98	(34)	166
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(7)	(7)	(6)	(7)	(7)
Net foreign exchange (losses) gains	(6)	13	7	8	2
Income tax benefit (expense)	14	(80)	(53)	(46)	(78)
Interest in earnings (losses) of equity method investments	8	(4)	(1)	5	5

(1)
The amalgamation related costs relate to the company's proposed amalgamation with AXIS and consists of severance and transaction costs. During the three months ended June 30, 2015 and March 31, 2015, these costs had a per diluted share impact, pre-tax, of $0.19 and $0.63, respectively.

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended December 31, 2014, the three months ended September 30, 2014 and the three months ended June 30, 2014, these costs predominantly comprised of facility exit costs. For the three months ended December 31, 2014, the three months ended September 30, 2014 and the three months ended June 30, 2014, these costs had a per diluted share impact, pre-tax, of $0.11, $0.07 and $0.05, respectively.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Technical result	$—	$—	$—	$8
Other income	3	4	5	3
Corporate expenses - amalgamation related costs (1)	(40)		—	—
Corporate expenses - costs of restructuring (2)	—	(2)	(11)	(58)
Corporate expenses	(76)	(55)	(118)	(105)
Other expenses	—	(2)	(1)	(7)
Net investment income	195	217	420	423
Net realized and unrealized investment (losses) gains	(140)	308	372	(161)
Interest expense	(25)	(25)	(49)	(49)
Amortization of intangible assets	(14)	(14)	(27)	(27)
Net foreign exchange gains (losses)	7	3	18	(18)
Income tax expense	(65)	(141)	(239)	(49)
Interest in earnings (losses) of equity method investments	5	11	15	14

(1)
The amalgamation related costs relate to the company's proposed amalgamation with AXIS and consists of severance and transaction costs. During the six months ended June 30, 2015, these costs had a per diluted share impact, pre-tax, of $0.82.

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the six months ended June 30, 2014 and the year ended December 31, 2014, these costs predominantly comprised of facility exit costs. During the year ended December 31, 2013, these costs predominantly comprised of severance costs related to the Company's voluntary and involuntary termination plans, and to a lesser extent, facility exit costs. For the six months ended June 30, 2014, the year ended December 31, 2014 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.03, $0.21, and $1.03, respectively.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	12%	11%	12%	11%
Motor	5	8	6	7	5
Multiline and other	6	6	5	5	5
Property	9	15	9	10	9
Specialty
Agriculture	13	12	12	10	13
Aviation/Space	4	2	6	4	4
Catastrophe	5	11	1	4	9
Credit/Surety	6	5	7	7	6
Energy	1	1	2	2	1
Engineering	3	2	4	3	3
Marine	4	2	6	6	5
Specialty casualty	3	3	3	2	3
Specialty property	4	2	3	4	4
Life and Health	24	19	25	24	22
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	13%	10%	10%	13%	13%
Europe	33	43	38	39	35
Latin America, Caribbean and Africa	9	9	14	10	9
North America	45	38	38	38	43
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	73%	69%	68%	69%	69%
Direct	27	31	32	31	31
	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	12%	12%	12%
Motor	7	7	7	7
Multiline and other	6	5	5	4
Property	12	12	11	12
Specialty
Agriculture	13	13	12	11
Aviation/Space	3	3	4	4
Catastrophe	8	10	6	8
Credit/Surety	5	6	7	6
Energy	1	1	1	2
Engineering	3	3	3	4
Marine	3	4	5	6
Specialty casualty	3	3	3	3
Specialty property	3	2	3	3
Life and Health	21	19	21	18
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	11%	11%	11%	11%
Europe	38	41	40	40
Latin America, Caribbean and Africa	9	8	10	10
North America	42	40	39	39
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	71%	70%	69%	71%
Direct	29	30	31	29
	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	14%	25%	11%	16%	11%
Proportional	86	75	89	84	89
Total	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	11%	34%	4%	12%	8%
Proportional	89	66	96	88	92
Total	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	15%	24%	10%	13%	16%
Proportional	85	76	90	87	84
Total	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	97%	113%	97%	96%
Proportional	3	3	(13)	3	4
Total	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	23%	36%	11%	19%	23%
Proportional	77	64	89	81	77
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	20%	19%	16%	18%
Proportional	80	81	84	82
Total	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	27%	28%	22%	21%
Proportional	73	72	78	79
Total	100%	100%	100%	100%
Global Specialty
Non-Proportional	19%	21%	17%	19%
Proportional	81	79	83	81
Total	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	97%	98%	98%
Proportional	3	3	2	2
Total	100%	100%	100%	100%
Non-life total
Non-Proportional	30%	32%	25%	28%
Proportional	70	68	75	72
Total	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	June 30,			March 31,			December 31,			September 30,			June 30,			December 31,
	2015			2015			2014			2014			2014			2013
Investments:
Fixed maturities
U.S. government	$2,282		16%	$2,241		15%	$2,277		15%	$2,160		14%	$1,827		12%	$1,599		11%
U.S. government sponsored enterprises	53		—	58		—	39		—	25		—	29		—	25		—
U.S. states, territories and municipalities	682		5	621		4	531		3	321		2	221		1	124		1
Non-U.S. sovereign government, supranational and government related	1,492		10	1,557		10	1,976		13	2,209		14	2,289		15	2,354		15
Corporates	5,510		37	5,495		37	5,604		37	5,706		37	5,981		38	6,049		40
Mortgage/asset-backed securities	3,331		23	3,440		23	3,492		23	3,530		24	3,660		24	3,442		23
Total fixed maturities	13,350		91	13,412		89	13,919		91	13,951		91	14,007		90	13,593		90
Short-term investments	19		—	20		—	25		—	37		—	32		—	14		—
Equities	1,007		7	1,320		9	1,057		7	1,001		7	1,253		8	1,221		8
Other invested assets	340		2	287		2	299		2	299		2	293		2	321		2
Total investments	$14,716		100%	$15,039		100%	$15,300		100%	$15,288		100%	$15,585		100%	$15,149		100%
Cash and cash equivalents	1,493			1,414			1,313			1,519			1,208			1,496
Total investments and cash	$16,209			$16,453			$16,613			$16,807			$16,793			$16,645
Maturity distribution:
One year or less	$239		2%	$257		2%	$313		2%	$401		3%	$428		3%	$378		3
More than one year through five years	4,703		35	4,694		35	5,169		37	5,279		38	5,212		37	5,057		37
More than five years through ten years	3,642		27	3,669		27	3,719		27	3,747		27	3,790		27	3,962		29
More than ten years	1,454		11	1,372		10	1,251		9	1,031		7	949		7	768		6
Subtotal	10,038		75	9,992		74	10,452		75	10,458		75	10,379		74	10,165		75
Mortgage/asset-backed securities	3,331		25	3,440		26	3,492		25	3,530		25	3,660		26	3,442		25
Total	$13,369		100%	$13,432		100%	$13,944		100%	$13,988		100%	$14,039		100%	$13,607		100%
Credit quality by market value:
AAA	11%			10%			11%			12%			12%			14%
AA	44			45			46			44			43			41
A	19			19			19			19			20			21
BBB	18			17			16			17			17			16
Below Investment Grade/Unrated	8			9			8			8			8			8
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	3.6	Yrs		3.5	Yrs		3.7	Yrs		3.5	Yrs		3.4	Yrs		3.0	Yrs
Average yield to maturity at market (1)	2.7%			2.3%			2.4%	%		2.3%			2.2%			2.5%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

June 30, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,196,481	21.7%	7.4%	0.9%
Consumer noncyclical	804,748	14.6	5.0	0.2
Utilities	595,576	10.8	3.7	0.3
Communications	583,130	10.6	3.6	0.4
Industrials	483,179	8.8	3.0	0.2
Energy	455,503	8.3	2.8	0.2
Consumer cyclical	448,538	8.1	2.8	0.3
Insurance	282,984	5.1	1.7	0.2
Basic materials	161,284	2.9	1.0	0.3
Technology	131,785	2.4	0.8	0.2
Real estate investment trusts	117,469	2.1	0.7	0.1
Government guaranteed corporate debt	97,860	1.8	0.6	0.6
Catastrophe bonds	92,363	1.7	0.6	0.1
Longevity and mortality bonds	49,699	0.9	0.3	0.2
Diversified	9,423	0.2	—	—
Total Corporate bonds	$5,510,022	100.0%	34.0%
Finance sector - Corporate bonds
Banks	$704,373	12.8%	4.3%
Investment banking and brokerage	322,291	5.8	2.0
Financial services	124,143	2.2	0.8
Commercial and consumer finance	30,761	0.6	0.2
Other	14,913	0.3	0.1
Total finance sector - Corporate bonds	$1,196,481	21.7%	7.4%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$—	$106,841	$403,953	$171,673	$21,906	$704,373
Investment banking and brokerage	—	1,607	285,886	33,645	1,153	322,291
Financial services	—	99,644	17,921	4,937	1,641	124,143
Commercial and consumer finance	—	—	—	26,731	4,030	30,761
Other	—	—	—	14,913	—	14,913
Total finance sector - Corporate bonds	$—	$208,092	$707,760	$251,899	$28,730	$1,196,481
% of total	—%	18%	59%	21%	2%	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 16.5% of the Company’s total corporate bonds. The single largest issuer accounts for 2.6% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	June 30, 2015
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$189,202	20.9%	1.2%	0.2%
Insurance	124,865	13.8	0.8	0.6
Consumer noncyclical	121,091	13.4	0.7	0.1
Finance	108,687	12.0	0.7	0.1
Energy	94,517	10.4	0.6	0.2
Industrials	69,292	7.7	0.4	0.1
Technology	57,990	6.4	0.3	0.1
Consumer cyclical	48,034	5.3	0.3	—
Communications	46,556	5.1	0.3	—
Utilities	25,966	2.9	0.2	—
Basic materials	18,893	2.1	0.1	—
Diversified	138	—	—	—
Total	$905,231	100.0%	5.6%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	92,397		0.5
Funds holding fixed income securities	8,923		0.1
Total Equities	$1,006,551		6.2%
Concentration of investment risk
The single largest fund in funds and ETFs holding equities is Vanguard Group Inc, which accounts for 7.3% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 29.1% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 10.7% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2015
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$134,080	$114,281	$102,768	$—	$429,354	$780,483
U.S. Collaterized Mortgage Obligations	—	2,377	2,945	—	—	—	1	5,323
U.S. Mortgage Backed Securities (MBS)	361,974	1,323,606	—	—	—	—	—	1,685,580
U.S. Commercial Mortgage Backed Securities (CMBS)	5,480	—	7,487	10,020	18,719	2,653	1,892	46,251
U.S. MBS Interest Only	25,825	80,476	3,643	—	—	—	14,254	124,198
	$393,279	$1,406,459	$148,155	$124,301	$121,487	$2,653	$445,501	$2,641,835
Non-U.S. Asset-Backed Securities	$—	$—	$152,424	$44,321	$72,502	$21,385	$19,128	$309,760
Non-U.S. Collaterized Mortgage Obligations	—	—	143,511	37,409	48,877	—	—	229,797
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	7,866	—	—	—	—	7,866
Non-U.S. Mortgage Backed Securities (MBS)	—	—	141,478	—	—	—	—	141,478
	$—	$—	$445,279	$81,730	$121,379	$21,385	$19,128	$688,901
Total mortgage/asset-backed securities	$393,279	$1,406,459	$593,434	$206,031	$242,866	$24,038	$464,629	$3,330,736
Corporate Securities	—	53,190	—	—	—	—	—	53,190
Total	$393,279	$1,459,649	$593,434	$206,031	$242,866	$24,038	$464,629	$3,383,926
% of total	12%	43%	17%	6%	7%	1%	14%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $238.3 million and a carrying value of $(1.6) million at June 30, 2015 within Other Invested Assets.

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)
Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2015					March 31, 2015		December 31, 2014
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$116,963	$—	$116,963	$—	$116,963	$100,058	$100,058	$101,268	$101,268
Principal Finance - Derivative Exposure Assumed (2)	—	(17,977)	(17,977)	42,484	24,507	(22,131)	20,373	(17,804)	24,720
Insurance-Linked Securities	—	(345)	(345)	205,975	205,630	(320)	205,360	(336)	206,045
Strategic Investments	231,654	—	231,654	—	231,654	210,562	210,562	195,263	195,263
Total other invested assets - Private Markets Exposure Assumed	348,617	(18,322)	330,295	248,459	578,754	288,169	536,353	278,391	527,296
Other (3)	8,611	1,361	9,972			(1,573)		20,436
Total other invested assets	$357,228	$(16,961)	$340,267			$286,596		$298,827

(1)
The total net exposures originated in Private Markets are $1,547 million at June 30, 2015 ($1,548 million and $1,572 million at March 31, 2015 and December 31, 2014, respectively). In addition to the net exposures listed above of $579 million at June 30, 2015 ($536 million and $527 million at March 31, 2015 and December 31, 2014, respectively), the Company has the following other net exposures originated in Private Markets:

•
Principal Finance: $670 million of assets listed under Investments - Fixed Maturities and $11 million listed under Investments - Equities for a total exposure of $822 million at June 30, 2015 ($853 million and $858 million at March 31, 2015 and December 31, 2014, respectively).

•
Insurance-Linked Securities: $145 million of bonds listed under Investments - Fixed Maturities and $5 million listed under Investment - Equities for a total exposure of $356 million at June 30, 2015 ($348 million and $361 million at March 31, 2015 and December 31, 2014, respectively).

•
Strategic Investments: $135 million of assets listed under Investments - Equities and $2 million of assets listed under Other Assets for a total exposure of $369 million at June 30, 2015 ($347 million and $353 million at March 31, 2015 and December 31, 2014, respectively).

(2)
The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.

(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014			June 30, 2014			December 31, 2013
Investments:
Fixed maturities
U.S. government	$110		26%	$107		25%	$105		22%	$104		22%	$105		20%	$108		19%
U.S. government sponsored enterprises	48		11	49		11	49		10	45		9	50		10	50		9
Non-U.S. sovereign government, supranational and government related	110		26	111		26	128		27	123		26	128		25	137		25
Corporates	137		32	145		33	177		38	192		40	215		42	249		44
Total fixed maturities	405		95%	412		95%	459		97%	464		97%	498		97	544		97
Short-term investments	7		2	11		2	—		—	—		—	—		—	2		—
Other invested assets	13		3	12		3	14		3	15		3	16		3	15		3
Total investments	$425		100%	$435		100%	$473		100%	$479		100%	$514		100%	$561		100%
Cash and cash equivalents	58			54			42			53			41			85
Total investments and cash	$483			$489			$515			$532			$555			$646
Accrued investment income	5			5			6			6			6			7
Other funds held assets/liabilities	107			99			88			112			109			133
Total funds held - directly managed	$595			$593			$609			$650			$670			$786
Maturity distribution:
One year or less	$85		21%	$71		17%	$77		16%	$87		19%	$72		15%	$89		16%
More than one year through five years	204		49	210		50	241		53	258		56	261		52	331		61
More than five years through ten years	123		30	142		33	141		31	117		25	165		33	109		20
More than ten years	—		—	—		—	—		—	2		—	—		—	17		3
Total	$412		100%	$423		100%	$459		100%	$464		100%	$498		100%	$546		100%
Credit quality by market value:
AAA	11%			11%			12%			12%			12%			13%
AA	66			66			64			64			62			58
A	16			16			17			17			18			22
BBB	7			7			7			7			8			7
	100%			100%			100%			100%	%		100%			100%
Expected average duration	3.3	Yrs		3.3	Yrs		3.4	Yrs		3.1	Yrs		3.4	Yrs		2.9	Yrs
Average yield to maturity at market	1.1%			0.8%			1.0%			0.9%			1.1%			1.2%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Distribution of Corporate Bonds
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	June 30, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$35,174	25.6%	7.3%	1.1%
Energy	21,924	16.0	4.5	1.9
Consumer noncyclical	20,673	15.0	4.3	1.7
Utilities	15,600	11.3	3.2	1.0
Communications	11,239	8.2	2.3	0.8
Basic materials	9,827	7.1	2.0	0.9
Consumer cyclical	7,968	5.8	1.7	1.5
Industrials	4,074	3.0	0.9	0.7
Technology	3,899	2.8	0.8	0.8
Government guaranteed corporate debt	3,837	2.8	0.8	0.7
Real estate investment trusts	3,236	2.4	0.7	0.7
Total Corporate bonds	$137,451	100.0%	28.5%
Finance sector - Corporate bonds
Banks	$26,760	19.5%	5.5%
Financial services	8,414	6.1	1.8
Total finance sector - Corporate bonds	$35,174	25.6%	7.3%
	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$13,142	$—	$12,291	$1,327	$26,760
Financial services	—	4,211	4,203	—	8,414
Total finance sector - Corporate bonds	$13,142	$4,211	$16,494	$1,327	$35,174
% of total	37%	12%	47%	4%	100%
Concentration of investment risk
The Top 10 corporate bond issuers account for 43.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 6.8% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Fixed maturities	$109,749	$102,619	$109,468	$108,290	$114,637
Short-term investments, cash and cash equivalents	151	140	190	216	193
Equities	10,385	5,915	6,720	11,999	14,473
Funds held and other	9,227	4,623	8,996	7,493	8,963
Funds held - directly managed	3,132	3,022	3,194	3,485	3,229
Investment expenses	(12,452)	(11,688)	(13,882)	(13,307)	(11,528)
Net investment income (1)	$120,192	$104,631	$114,686	$118,176	$129,967
Net realized investment gains on fixed maturities and short-term investments	$12,597	$51,858	$26,699	$37,809	$31,205
Net realized investment gains on equities	31,852	20,365	30,334	33,894	33,678
Net realized (losses) gains on other invested assets	(13,730)	(7,749)	(19,887)	7,019	(17,753)
Change in net unrealized gains (losses) on other invested assets	16,056	(21,640)	(11,843)	(6,538)	(14,121)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(253,918)	76,971	61,085	(75,537)	123,434
Change in net unrealized investment (losses) gains on equities	(45,523)	(7,016)	17,052	(31,093)	6,322
Net other realized and unrealized investment gains (losses)	3,286	—	(5,801)	575	611
Net realized and unrealized investment (losses) gains on funds held - directly managed	(6,354)	2,856	690	(549)	2,341
Net realized and unrealized investment (losses) gains	$(255,734)	$115,645	$98,329	$(34,420)	$165,717

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended June 30, 2015, net investment income includes foreign exchange impacts of $(5.4) million compared to the three months ended June 30, 2014.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Fixed maturities	$212,368	$225,656	$443,414	$446,299
Short-term investments, cash and cash equivalents	291	462	868	1,886
Equities	16,300	21,607	40,326	32,989
Funds held and other	13,850	16,703	33,192	34,215
Funds held - directly managed	6,154	7,162	13,841	20,502
Investment expenses	(24,140)	(24,756)	(51,945)	(51,524)
Net investment income (1)	$224,823	$246,834	$479,696	$484,367
Net realized investment gains on fixed maturities and short-term investments	$64,455	$56,227	$120,734	$118,575
Net realized investment gains on equities	52,217	34,504	98,733	75,217
Net realized (losses) gains on other invested assets	(21,479)	(7,818)	(20,686)	20,497
Change in net unrealized (losses) gains on other invested assets	(5,584)	(39,799)	(58,180)	56,652
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(176,947)	243,233	228,781	(525,787)
Change in net unrealized investment (losses) gains on equities	(52,539)	16,647	2,605	118,010
Net other realized and unrealized investment gains (losses)	3,286	1,602	(3,624)	(2,107)
Net realized and unrealized investment (losses) gains on funds held - directly managed	(3,498)	3,292	3,433	(21,792)
Net realized and unrealized investment (losses) gains	$(140,089)	$307,888	$371,796	$(160,735)

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the six months ended June 30, 2015, net investment income includes foreign exchange impacts of $(8.7) million compared to the six months ended June 30, 2014.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Fixed maturities	$2,607	$2,809	$3,000	$3,128	$2,936
Short-term investments, cash and cash equivalents	21	14	11	8	9
Other	637	368	399	527	456
Investment expenses	(133)	(169)	(216)	(178)	(172)
Net investment income	$3,132	$3,022	$3,194	$3,485	$3,229
Net realized investment (losses) gains on fixed maturities and short-term investments	$(46)	$170	$194	$(32)	$1,601
Net realized investment (losses) gains on other invested assets	(10)	146	53	—	—
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(6,111)	2,358	946	(209)	259
Change in net unrealized investment (losses) gains on other invested assets	(187)	182	(503)	(308)	481
Net realized and unrealized investment (losses) gains on funds held - directly managed	$(6,354)	$2,856	$690	$(549)	$2,341

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Fixed maturities	$5,416	$6,660	$12,789	$18,804
Short-term investments, cash and cash equivalents	35	40	59	1,246
Other	1,005	835	1,760	1,287
Investment expenses	(302)	(373)	(767)	(835)
Net investment income	$6,154	$7,162	$13,841	$20,502
Net realized investment gains on fixed maturities and short-term investments	$124	$1,799	$1,959	$6,021
Net realized investment gains on other invested assets	136	—	53	19
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(3,753)	1,200	1,938	(24,176)
Change in net unrealized investment (losses) gains on other invested assets	(5)	293	(517)	(3,656)
Net realized and unrealized investment (losses) gains on funds held - directly managed	$(3,498)	$3,292	$3,433	$(21,792)

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,401,397	$9,745,806	$10,264,001	$10,399,775	$10,529,717
Reinsurance recoverable at beginning of period	(196,981)	(214,349)	(249,338)	(244,543)	(251,666)
Net liability at beginning of period	9,204,416	9,531,457	10,014,663	10,155,232	10,278,051
Net incurred losses related to:
Current year	778,416	705,176	779,029	853,508	792,275
Prior years	(173,368)	(224,337)	(169,443)	(165,763)	(160,880)
	605,048	480,839	609,586	687,745	631,395
Change in reserve agreement (1)	—	13,108	(16,977)	—	2,324
Net losses paid	(533,577)	(471,676)	(882,812)	(513,127)	(767,435)
Effects of foreign exchange rate changes	70,672	(349,312)	(193,003)	(315,187)	10,897
Net liability at end of period	9,346,559	9,204,416	9,531,457	10,014,663	10,155,232
Reinsurance recoverable at end of period	202,839	196,981	214,349	249,338	244,543
Gross liability at end of period	$9,549,398	$9,401,397	$9,745,806	$10,264,001	$10,399,775
Breakdown of gross liability at end of period:
Case reserves	$3,960,022	$3,975,276	$4,236,038	$4,420,406	$4,425,723
Additional case reserves	220,023	229,363	253,890	321,607	380,582
Incurred but not reported reserves	5,369,353	5,196,758	5,255,878	5,521,988	5,593,470
Gross liability at end of period	$9,549,398	$9,401,397	$9,745,806	$10,264,001	$10,399,775
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,439,780	$3,317,662	$3,307,948	$3,541,332	$3,468,159
Global (Non-U.S.) P&C	2,053,451	2,021,090	2,175,965	2,261,968	2,364,579
Global Specialty	3,676,958	3,620,345	3,769,758	3,924,377	3,975,834
Catastrophe	379,209	442,300	492,135	536,324	591,203
Gross liability at end of period	$9,549,398	$9,401,397	$9,745,806	$10,264,001	$10,399,775
Unrecognized time value of non-life reserves (2)	$490,714	$369,059	$474,258	$603,499	$621,803
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	88.2%	98.1%	144.8%	74.6%	121.6%
Non-life paid losses to net premiums earned ratio	52.7%	50.4%	78.3%	41.9%	73.7%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,745,806	$10,646,318	$10,646,318	$10,709,371
Reinsurance recoverable at beginning of period	(214,349)	(267,384)	(267,384)	(291,330)
Net liability at beginning of period	9,531,457	10,378,934	10,378,934	10,418,041
Net incurred losses related to:
Current year	1,483,593	1,490,445	3,122,981	3,118,755
Prior years	(397,705)	(325,208)	(660,413)	(721,499)
	1,085,888	1,165,237	2,462,568	2,397,256
Change in reserve agreement (1)	13,108	(8,435)	(25,412)	(49,544)
Net losses paid	(1,005,253)	(1,402,610)	(2,798,549)	(2,401,559)
Effects of foreign exchange rate changes	(278,641)	22,106	(486,084)	14,740
Net liability at end of period	9,346,559	10,155,232	9,531,457	10,378,934
Reinsurance recoverable at end of period	202,839	244,543	214,349	267,384
Gross liability at end of period	$9,549,398	$10,399,775	$9,745,806	$10,646,318
Breakdown of gross liability at end of period:
Case reserves	$3,960,022	$4,425,723	$4,236,038	$4,663,164
Additional case reserves	220,023	380,582	253,890	403,145
Incurred but not reported reserves	5,369,353	5,593,470	5,255,878	5,580,009
Gross liability at end of period	$9,549,398	$10,399,775	$9,745,806	$10,646,318
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,439,780	$3,468,159	$3,307,948	$3,535,946
Global (Non-U.S.) P&C	2,053,451	2,364,579	2,175,965	2,444,129
Global Specialty	3,676,958	3,975,834	3,769,758	3,951,543
Catastrophe	379,209	591,203	492,135	714,700
Gross liability at end of period	$9,549,398	$10,399,775	$9,745,806	$10,646,318
Unrecognized time value of non-life reserves (2)	$490,714	$621,803	$474,258	$733,528
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	92.6%	120.4%	113.6%	100.2%
Non-life paid losses to net premiums earned ratio	51.6%	69.0%	63.8%	56.6%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$1,996,519	$2,050,107	$2,113,463	$2,127,412	$2,118,479
Reinsurance recoverable at beginning of period	(29,247)	(29,495)	(25,433)	(23,703)	(7,691)
Net liability at beginning of period	1,967,272	2,020,612	2,088,030	2,103,709	2,110,788
Net incurred losses related to:
Current year	272,752	254,450	269,438	273,394	258,100
Prior years	(12,883)	(14,008)	(9,101)	(1,596)	(5,649)
	259,869	240,442	260,337	271,798	252,451
Net losses paid	(231,702)	(166,408)	(252,950)	(178,847)	(274,295)
Effects of foreign exchange rate changes	55,178	(127,374)	(74,805)	(108,630)	14,765
Net liability at end of period	2,050,617	1,967,272	2,020,612	2,088,030	2,103,709
Reinsurance recoverable at end of period	36,752	29,247	29,495	25,433	23,703
Gross liability at end of period	$2,087,369	$1,996,519	$2,050,107	$2,113,463	$2,127,412
Life value in force	$146,100	$109,900	$145,100	$180,200	$197,000

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,050,107	$1,974,133	$1,974,133	$1,813,244
Reinsurance recoverable at beginning of period	(29,495)	(7,022)	(7,022)	(20,684)
Net liability at beginning of period	2,020,612	1,967,111	1,967,111	1,792,560
Net incurred losses related to:
Current year	527,200	476,408	1,019,240	799,596
Prior years	(26,890)	(8,342)	(19,038)	(39,044)
	500,310	468,066	1,000,202	760,552
Net losses paid	(398,110)	(349,107)	(780,905)	(625,546)
Effects of foreign exchange rate changes	(72,195)	17,639	(165,796)	39,545
Net liability at end of period	2,050,617	2,103,709	2,020,612	1,967,111
Reinsurance recoverable at end of period	36,752	23,703	29,495	7,022
Gross liability at end of period	$2,087,369	$2,127,412	$2,050,107	$1,974,133
Life value in force	$146,100	$197,000	$145,100	$188,000

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$43,701	$82,536	$76,235	$82,788	$67,404
Global (Non-U.S.) P&C	10,224	18,031	27,999	29,404	30,278
Global Specialty	110,045	109,675	78,278	50,959	69,244
Catastrophe	9,398	14,095	(13,069)	2,612	(6,046)
Total Non-life net prior year reserve development	$173,368	$224,337	$169,443	$165,763	$160,880
Non-life segment:
Net prior year reserve development due to changes in premiums	$(2,492)	$(3,540)	$(8,389)	$(11,215)	$(8,631)
Net prior year reserve development due to all other factors (2)	175,860	227,877	177,832	176,978	169,511
Total Non-life net prior year reserve development	$173,368	$224,337	$169,443	$165,763	$160,880
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$5,626	$4,977	$3,481	$(329)	$980
Net prior year reserve development due to all other factors (2)	7,257	9,031	5,620	1,925	4,669
Total Life and Health net prior year reserve development	$12,883	$14,008	$9,101	$1,596	$5,649

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2015, a 10% increase in the referenced global equity market would have decreased reserves by approximately $1.4 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $1.8 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$126,237	$91,919	$250,942	$222,839
Global (Non-U.S.) P&C	28,255	76,991	134,394	180,052
Global Specialty	219,720	128,459	257,696	227,383
Catastrophe	23,493	27,839	17,381	91,225
Total Non-life net prior year reserve development	$397,705	$325,208	$660,413	$721,499
Non-life segment:
Net prior year reserve development due to changes in premiums	$(6,032)	$(18,300)	$(37,940)	$(70,810)
Net prior year reserve development due to all other factors (2)	403,737	343,508	698,353	792,309
Total Non-life net prior year reserve development	$397,705	$325,208	$660,413	$721,499
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$10,603	$4,012	$7,163	$26,617
Net prior year reserve development due to all other factors (2)	16,287	4,330	11,875	12,427
Total Life and Health net prior year reserve development	$26,890	$8,342	$19,038	$39,044

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2015, a 10% increase in the referenced global equity market would have decreased reserves by approximately $1.4 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $1.8 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)(2)

		April 1, 2015 (2)		January 1, 2015 (2)		October 1, 2014 (2)		July 1, 2014 (2)		April 1, 2014
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$746		$765		$757		$757		$966
U.S. Northeast	Hurricane	925		963		909		909		1,014
U.S. Gulf Coast	Hurricane	787		850		870		870		978
Caribbean	Hurricane	177		179		189		189		183
Europe	Windstorm	561		606		722		722		630
Japan	Typhoon	201		145		145		145		147
California	Earthquake	637	$775	609	$730	588	$675	588	$675	587	$689
British Columbia	Earthquake	214	390	223	414	204	391	204	391	209	431
Japan	Earthquake	390	437	393	440	427	481	427	481	433	465
Australia	Earthquake	246	357	305	415	367	495	367	495	348	449
New Zealand	Earthquake	165	196	194	229	218	279	218	279	193	222

(1) The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

(2) Effective July 1, 2014, the Company introduced a new methodology to calculate the Natural Catastrophe PML that uses a more granular application of pricing adjustments, correlation, and retrocession at the treaty level. In the above table, only the data subsequent to April 1, 2014 reflects the new methodology. The table on page 47 shows the impact of the new methodology on the gross PML data reported as of April 1, 2014.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Unaudited)
Impact of new methodology on estimated gross PML exposure (April 1, 2014) (1)

		April 1, 2014 (1)
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	(12)%
U.S. Northeast	Hurricane	(5)
U.S. Gulf Coast	Hurricane	(7)
Caribbean	Hurricane	3
Europe	Windstorm	9
Japan	Typhoon	1
California	Earthquake	(8)	(3)%
British Columbia	Earthquake	(5)	—
Japan	Earthquake	(1)	(3)
Australia	Earthquake	—	4
New Zealand	Earthquake	—	4
(1) Effective July 1, 2014, the Company introduced a new methodology to calculate the Natural Catastrophe PML that uses a more granular application of pricing adjustments, correlation, and retrocession at the treaty level. The table above shows the impact of the new methodology on the gross PML data reported as of April 1, 2014 (see page 46).

 For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2015 (2)	2015 (2)	2014	2014	2014
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net (loss) income per share attributable to common shareholders (1)	(6.8)%	15.1%	19.3%	13.2%	18.4%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(14.4)	6.5	6.0	(2.5)	8.8
Annualized net foreign exchange losses, net of tax, on beginning diluted book value per common share (1)	(0.3)	(1.0)	(2.2)	(0.9)	(0.2)
Annualized net interest in earnings (losses) of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.4	(0.2)	(0.1)	0.2	0.3
Withholding tax on inter-company dividends, net of tax, on beginning diluted book value per common share (1)	—	—	(0.4)	—	—
Annualized operating return on beginning diluted book value per common share (1)	7.5%	9.8%	16.0%	16.4%	9.5%
Net (loss) income attributable to PartnerRe	$(88,909)	$245,917	$276,893	$196,398	$271,841
Less:
Net realized and unrealized investment (losses) gains, net of tax	(217,224)	100,311	82,128	(35,426)	123,734
Net foreign exchange losses, net of tax	(5,094)	(15,801)	(29,824)	(11,913)	(3,175)
Interest in earnings (losses) of equity method investments, net of tax	6,731	(3,313)	(1,810)	2,893	3,590
Withholding tax on inter-company dividends, net of tax	—	—	(6,125)	—	—
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,184
Operating earnings attributable to PartnerRe common shareholders	$112,494	$150,536	$218,340	$226,660	$133,508
Per diluted common share:
Net (loss) income attributable to PartnerRe common shareholders	$(2.16)	$4.76	$5.26	$3.60	$5.02
Less:
Net realized and unrealized investment (losses) gains, net of tax	(4.55)	2.06	1.64	(0.70)	2.41
Net foreign exchange losses, net of tax	(0.10)	(0.32)	(0.60)	(0.23)	(0.06)
Interest in earnings (losses) of equity method investments, net of tax	0.14	(0.07)	(0.03)	0.06	0.07
Withholding tax on inter-company dividends, net of tax	—	—	(0.12)	—	—
Operating earnings attributable to PartnerRe common shareholders	$2.35	$3.09	$4.37	$4.47	$2.60
(1) Excluding preferred shares of $853,750 at January 1, 2015 and 2014.
(2) For the three months ended June 30, 2015 and March 31, 2015, amalgamation related costs, pre-tax, (see page 23) are $9,008 and $30,880, or $0.19 and $0.63 per diluted share, or 0.6% and 2.0% points on the annualized operating return on beginning diluted book value per common share, respectively. For the three months ended June 2015, expense related to the earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc. was $25,223, or $0.53 per diluted share, or 1.7% points on the annualized operating return on beginning dividend book value per share. After-tax, operating earnings attributable to PartnerRe common shareholders adjusted to be before the amalgamation related costs and earn-out consideration paid are $146,725 and $181,416, or $3.07 and $3.72 per diluted share, or 9.8% and 11.8% points on the annualized operating return on beginning diluted book value per common share, respectively.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2015	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income per share attributable to common shareholders (1)	4.2%	19.5%	17.9%	10.5%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(3.8)	8.4	5.1	(2.2)
Annualized net foreign exchange losses, net of tax, on beginning diluted book value per common share (1)	(0.6)	(0.1)	(0.8)	—
Annualized net interest in earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.1	0.3	0.2	0.2
Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	—	—	(0.2)
Withholding tax on inter-company dividends, net of tax, on beginning diluted book value per common share (1)	—	—	(0.1)	—
Annualized operating return on beginning diluted book value per common share (1)	8.5%	10.9%	13.5%	12.7%
Net income attributable to PartnerRe	$157,007	$581,683	$1,054,974	$664,008
Less:
Net realized and unrealized investment (losses) gains, net of tax	(116,913)	239,551	286,252	(127,182)
Net foreign exchange (losses) gains, net of tax	(20,896)	(4,146)	(45,883)	2,521
Interest in earnings of equity method investments, net of tax	3,419	7,493	8,577	9,075
Withholding tax on inter-company dividends, net of tax	—	—	(6,125)	—
Dividends to preferred shareholders	28,367	28,367	56,735	57,861
Operating earnings attributable to PartnerRe common shareholders	$263,030	$310,418	$755,418	$721,733
Per diluted common share:
Net income attributable to PartnerRe common shareholders	$2.64	$10.64	$19.51	$10.58
Less:
Net realized and unrealized investment (losses) gains, net of tax	(2.39)	4.61	5.60	(2.25)
Net foreign exchange (losses) gains, net of tax	(0.43)	(0.08)	(0.90)	0.04
Loss on redemption of preferred shares	—	—	—	(0.16)
Interest in earnings of equity method investments, net of tax	0.07	0.14	0.17	0.16
Withholding tax on inter-company dividends, net of tax	—	—	(0.12)	—
Operating earnings attributable to PartnerRe common shareholders	$5.39	$5.97	$14.76	$12.79
(1) Excluding preferred shares of $853,750 at January 1, 2015 and 2014 and $893,750 at January 1, 2013.
(2) For the six months ended June 30, 2015, amalgamation related costs, pre-tax, (see page 24) are $39,888, or $0.82 per diluted share, or 1.3% points on the annualized operating return on beginning diluted book value per common share, respectively. For the six months ended June 2015, expense related to the earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc. was $25,223, or $0.52 per diluted share, or 0.8% points on the annualized operating return on beginning dividend book value per share. After-tax, operating earnings attributable to PartnerRe common shareholders adjusted to be before the amalgamation related costs and earn-out consideration paid are $328,141, or $6.73 per diluted share, or a 10.6% points on the annualized operating return on beginning diluted book value per common share, respectively.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
	2015	2015	2014	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$7,082,143	$7,254,828	$7,104,411	$7,066,256	$6,957,403	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,217	57,683	55,501	52,276	47,356	56,627
Common shareholders’ equity attributable to PartnerRe	6,226,176	6,343,395	6,195,160	6,160,230	6,056,297	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	98,499	103,276	105,652	109,327	111,990	120,900
Tangible book value	$5,671,297	$5,783,739	$5,633,128	$5,594,523	$5,487,927	$5,278,502
Common shares and common share equivalents outstanding	48,932,758	48,849,532	49,087,412	50,513,695	50,910,028	53,596,034
Equals:
Diluted tangible book value per common share	$115.90	$118.40	$114.76	$110.75	$107.80	$98.49

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
	2015	2015	2014	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$7,082,143	$7,254,828	$7,104,411	$7,066,256	$6,957,403	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,217	57,683	55,501	52,276	47,356	56,627
Common shareholders’ equity attributable to PartnerRe	6,226,176	6,343,395	6,195,160	6,160,230	6,056,297	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	98,499	103,276	105,652	109,327	111,990	120,900
Tangible book value	5,671,297	5,783,739	5,633,128	5,594,523	5,487,927	5,278,502
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	190,602	391,377	355,028	316,706	388,648	223,995
Book value excluding NURGL	$6,035,574	$5,952,018	$5,840,132	$5,843,524	$5,667,649	$5,631,787
Tangible book value excluding NURGL	$5,480,695	$5,392,362	$5,278,100	$5,277,817	$5,099,279	$5,054,507
Divided by:
Number of common shares and common share equivalents outstanding	48,932,758	48,849,532	49,087,412	50,513,695	50,910,028	53,596,034
Equals:
Diluted book value per common share excluding NURGL	$123.34	$121.84	$118.97	$115.68	$111.33	$105.08
Diluted tangible book value per common share excluding NURGL	$112.00	$110.39	$107.52	$104.48	$100.16	$94.31

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
	2015	2015	2014	2014	2014	2013
Basic book value per common share
Total shareholders’ equity	$7,082,143	$7,254,828	$7,104,411	$7,066,256	$6,957,403	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,217	57,683	55,501	52,276	47,356	56,627
Common shareholders’ equity attributable to PartnerRe	$6,226,176	$6,343,395	$6,195,160	$6,160,230	$6,056,297	$5,855,782
Basic common shares outstanding	47,835,909	47,664,648	47,836,284	49,347,349	49,822,482	52,443,434
Basic book value per common share	$130.16	$133.08	$129.51	$124.83	$121.56	$111.66
Common shareholders’ equity attributable to PartnerRe	$6,226,176	$6,343,395	$6,195,160	$6,160,230	$6,056,297	$5,855,782
Basic common shares outstanding	47,835,909	47,664,648	47,836,284	49,347,349	49,822,482	52,443,434
Add:
Stock options and other	1,379,754	1,734,600	1,997,735	2,005,535	2,121,937	2,382,771
Restricted stock units	881,929	881,806	931,283	895,359	893,521	870,054
Less:
Stock options and other bought back via treasury stock method	1,164,834	1,431,522	1,677,890	1,734,548	1,927,912	2,100,225
Diluted common shares and common share equivalents outstanding	48,932,758	48,849,532	49,087,412	50,513,695	50,910,028	53,596,034
Diluted book value per common share	$127.24	$129.86	$126.21	$121.95	$118.96	$109.26

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the three months ended June 30, 2015		As at and for the three months ended June 30, 2014
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,343	$129.86	$5,927	$114.13
Technical result	180	3.78	166	3.23
Other expenses	(130)	(2.72)	(107)	(2.09)
Net investment income	120	2.52	130	2.53
Amortization of intangible assets	(7)	(0.14)	(7)	(0.14)
Other, net	(12)	(0.26)	(5)	(0.08)
Operating income tax expense	(25)	(0.53)	(29)	(0.57)
Preferred dividends	(14)	(0.30)	(14)	(0.28)
Operating earnings	112	2.35	134	2.60
Net realized and unrealized investment (losses) gains , net of tax	(217)	(4.55)	124	2.41
Net foreign exchange losses, net of tax	(5)	(0.10)	(3)	(0.06)
Interest in earnings of equity method investments, net of tax	7	0.14	3	0.07
Net (loss) income attributable to PartnerRe common shareholders	(103)	(2.16)	258	5.02
Common share dividends	(33)	(0.70)	(34)	(0.67)
Change in currency translation adjustment	8	0.17	17	0.33
Issuance (repurchase) of common shares, net	12	(0.20)	(112)	0.13
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.02)	—	—
Impact of change in number of common and common share equivalents outstanding	n/a	0.29	n/a	0.02
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,226	$127.24	$6,056	$118.96
Goodwill	(456)	(9.33)	(456)	(8.96)
Intangible assets, net of tax	(98)	(2.01)	(112)	(2.20)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,672	115.90	$5,488	$107.80

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the six months ended June 30, 2015		As at and for the six months ended June 30, 2014
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,195	$126.21	$5,856	$109.26
Technical result	417	8.55	407	7.83
Other expenses	(254)	(5.22)	(219)	(4.20)
Net investment income	225	4.61	247	4.74
Amortization of intangible assets	(14)	(0.28)	(14)	(0.27)
Other, net	(23)	(0.47)	(21)	(0.39)
Operating income tax expense	(60)	(1.22)	(62)	(1.19)
Preferred dividends	(28)	(0.58)	(28)	(0.55)
Operating earnings	263	5.39	310	5.97
Net realized and unrealized investment (losses) gains, net of tax	(117)	(2.39)	240	4.61
Net foreign exchange losses, net of tax	(21)	(0.43)	(4)	(0.08)
Interest in earnings of equity method investments, net of tax	4	0.07	7	0.14
Net income attributable to PartnerRe common shareholders	129	2.64	553	10.64
Common share dividends	(67)	(1.40)	(68)	(1.34)
Change in currency translation adjustment	6	0.11	2	0.03
Repurchase of common shares, net	(35)	(0.72)	(286)	0.11
Change in other accumulated comprehensive income or loss, net of tax	(2)	(0.04)	(1)	(0.01)
Impact of change in number of common and common share equivalents outstanding	n/a	0.44	n/a	0.27
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,226	$127.24	$6,056	$118.96
Goodwill	(456)	(9.33)	(456)	(8.96)
Intangible assets, net of tax	(98)	(2.01)	(112)	(2.20)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,672	115.90	$5,488	$107.80

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the year ended December 31, 2014		As at and for the year ended December 31, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84
Technical result	932	18.21	962	17.06
Other expenses	(450)	(8.79)	(500)	(8.87)
Net investment income	480	9.37	484	8.58
Amortization of intangible assets	(27)	(0.53)	(27)	(0.48)
Other, net	(40)	(0.77)	(47)	(0.85)
Operating income tax expense	(83)	(1.62)	(92)	(1.63)
Preferred dividends	(57)	(1.11)	(58)	(1.02)
Operating earnings	755	14.76	722	12.79
Net realized and unrealized investment gains (losses), net of tax	286	5.60	(127)	(2.25)
Net foreign exchange (losses) gains, net of tax	(46)	(0.90)	2	0.04
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity method investments, net of tax	9	0.17	9	0.16
Withholding tax on inter-company dividend, net of tax	(6)	(0.12)	—	—
Net income attributable to PartnerRe common shareholders	998	19.51	597	10.58
Common share dividends	(134)	(2.68)	(142)	(2.56)
Change in currency translation adjustment	(9)	(0.17)	(32)	(0.56)
Repurchase of common shares, net	(503)	0.55	(616)	0.84
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	(13)	(0.25)	9	0.16
Impact of change in number of common and common share equivalents outstanding	n/a	(0.01)	n/a	(0.05)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,195	$126.21	$5,856	$109.26
Goodwill	(456)	(9.30)	(456)	(8.51)
Intangible assets, net of tax	(106)	(2.15)	(121)	(2.26)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,633	$114.76	$5,279	$98.49